UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 27, 2006
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                Morgan Stanley ABS Capital I Inc. Trust 2006-NC1
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                         (Exact name of issuing entity)

                      Morgan Stanley Mortgage Capital Inc.
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               (Exact name of sponsor as specified in its charter)

                        Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)

          Delaware                    333-121914-18              13-3939229
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(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

1585 Broadway, New York, New York                                       10036
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code (212) 761-4000
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                                 Not Applicable
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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01 Other Events.
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            Item 8.01 of the Registrant's Current Report on Form 8-K, attaching the Pooling and Servicing Agreement (as defined below), filed on February 14, 2006, is hereby amended and restated in its entirety, because the Pooling and Servicing Agreement attached as an exhibit to such Current Report was not the correct version of such agreement.

      Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1. On January 27, 2006, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of January 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, JPMorgan Chase Bank, National Association, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee, of Morgan Stanley ABS Capital I Inc. Trust 2006-NC1 Mortgage Pass-Through Certificates, Series 2006-NC1 (the "Certificates"), issued in sixteen classes. Class A-1, Class A-2, Class A-3, Class A-4, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, with an aggregate scheduled principal balance as of January 27, 2006 of $1,239,709,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), pursuant to an Underwriting Agreement dated as of January 27, 2006 by and among the Company and Morgan Stanley & Co. Incorporated.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

ITEM 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)   Exhibits

                  Exhibit 4 Pooling and Servicing Agreement, dated as of January 1, 2006, by and among the Company, as depositor, HomEq Servicing Corporation, as servicer, JPMorgan Chase Bank, National Association, as servicer, NC Capital Corporation, as responsible party, and Deutsche Bank National Trust Company, as trustee.

SIGNATURES
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 28, 2006                 GS MORTGAGE SECURITIES CORP.


                                         By:/s/ Steven Shapiro
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                                            Name:  Steven Shapiro
                                            Title: Executive Director

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                                INDEX TO EXHIBITS
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Item 601(a)
of Regulation                                                     Paper (P) or
S-K Exhibit No.         Description                               Electronic (E)
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4                       Pooling and Servicing Agreement,                E
                        dated as of January 1, 2006, by and
                        among the Company, as depositor,
                        HomEq Servicing Corporation, as
                        servicer, JPMorgan Chase Bank,
                        National Association, as servicer,
                        NC Capital Corporation, as
                        responsible party, and Deutsche Bank
                        National Trust Company, as trustee.